UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 30, 2016

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 4505

45 Glover Avenue

Norwalk, Connecticut

06856-4505

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 29, 2016, Xerox Corporation (“Xerox”) announced a plan for the complete legal and structural separation of its wholly owned subsidiary, Conduent Incorporated (“Conduent”), from Xerox (the “Spin-Off”). On December 30, 2016 in connection with the Spin-Off (the “Spin-Off”), Xerox entered into the agreements described below with Conduent to (1) effect the legal and structural separation of Xerox and Conduent, (2) govern the relationship between Xerox and Conduent up to and after the completion of the Spin-Off and (3) allocate between Xerox and Conduent various assets, liabilities and obligations, including, among other things, employee benefits and tax-related assets and liabilities.

Separation and Distribution Agreement

Xerox entered into a Separation and Distribution Agreement (the “Separation Agreement”) with Conduent pursuant to which Xerox and Conduent will legally and structurally separate.

Under the terms of, and subject to the conditions set forth in, the Separation Agreement (1) Xerox and Conduent agreed to effect all transfers of assets and assumptions of liabilities such that Xerox and Conduent retain the assets of, and the liabilities associated with, their respective businesses and to use reasonable best efforts to effect any transfer or re-transfer of any asset or liability that was improperly transferred or retained as promptly as reasonably practicable, (2) all agreements, arrangements, commitments and understandings, including most intercompany accounts payable or accounts receivable between Xerox and Conduent were terminated at the time of the Spin-Off, except specified agreements and arrangements that are intended to survive the Spin-Off, (3) Conduent transferred approximately $1,541 million to Xerox prior to the consummation of the Spin-Off (which, together with certain amounts previously transferred to Xerox in connection with the transfer of certain assets to Conduent, results in a total cash transfer to Xerox of approximately $1,820 million), (4) so that Conduent will be capitalized with $225 million of cash as of the Spin-Off, to the extent Conduent’s actual cash balance as of the Spin-Off is less than $225 million Xerox will make a payment following the Spin-Off to Conduent equal to that shortfall and to the extent Conduent’s actual cash balance as of the Spin-Off exceeds $225 million Conduent will make a payment following the Spin-Off to Xerox equal to that excess, (5) Xerox will transfer cash to Conduent following the Spin-Off to the extent Xerox’s cash balance as of the Spin-Off, subject to certain adjustments, exceeds an agreed amount and (6) Xerox distributed all the issued and outstanding shares of common stock, par value $0.01 per share, of Conduent to all holders of Xerox common stock, par value $1.00 per share, as a pro rata dividend in the Spin-Off (the “Distribution”).

Transition Services Agreement

Xerox entered into a Transition Services Agreement (the “Transition Services Agreement”) with Conduent pursuant to which Xerox will provide Conduent, and Conduent will provide Xerox, with specified services for a limited time to help ensure an orderly transition following the completion of the Spin-Off. The Transition Services Agreement specifies the calculation of the costs for these services. The provider or recipient of a particular service will generally be able to terminate that service prior to the scheduled expiration date in the event of the other party’s uncured material breach with respect to such service, and the recipient of a particular service may terminate such service for convenience, subject to a specified minimum notice period. The cumulative liability of each party in its capacity as service provider under the transition services agreement will be limited to the aggregate amount paid to it for services under the agreement.

Tax Matters Agreement

Xerox entered into a Tax Matters Agreement (the “Tax Matters Agreement”) with Conduent that governs Xerox and Conduent’s rights, responsibilities and obligations after the Spin-Off with respect to tax liabilities and benefits, tax attributes, tax contests and other tax matters regarding income taxes, other taxes and related tax returns.

With respect to taxes other than those incurred in connection with the Spin-Off (which are discussed below), the Tax Matters Agreement provides that Conduent will generally indemnify Xerox for (1) any taxes of Conduent and its subsidiaries for all periods after the Distribution and (2) any taxes of Xerox and its subsidiaries for periods prior to the Distribution to the extent attributable to Xerox’s Business Process Outsourcing business (the “BPO Business”).

The Tax Matters Agreement generally provides that Conduent will indemnify Xerox for any taxes resulting from the failure of certain steps of the Spin-Off to qualify for their intended tax treatment under U.S. federal income tax laws, where such taxes result from (1) untrue representations and breaches of covenants that Conduent makes and agrees to in connection with the Spin-Off (including representations Conduent made in connection with a tax opinion received by Xerox and covenants containing the restrictions described below that are designed to preserve the tax-free nature of the Distribution), (2) the application of certain provisions of U.S. federal income tax law to the Spin-Off or (3) any other actions that Conduent knows or reasonably should expect would give rise to such taxes. Conduent is also required to indemnify Xerox for any taxes in excess of certain threshold amounts relating to certain steps of the Internal Transactions and resulting from breaches of covenants that Conduent makes and agrees to in connection with the Spin-Off. Conduent and Xerox generally have joint control over any audit or other proceeding relating to the Spin-Off.

The Tax Matters Agreement imposes certain restrictions on Conduent and its subsidiaries (including restrictions on share issuances, business combinations, sales of assets and similar transactions) that are designed to preserve the tax-free nature of the Distribution. These restrictions apply for the two-year period after the Distribution. Conduent is able to engage in an otherwise restricted action if Conduent obtains appropriate advice from counsel (or a ruling from the IRS).

Employee Matters Agreement

Xerox entered into an Employee Matters Agreement (the “Employee Matters Agreement”) with Conduent that addresses certain employment, compensation and benefits matters, including the allocation and treatment of certain assets and liabilities relating to Conduent’s employees and the compensation and benefit plans and programs in which Conduent’s employees participated prior to the Spin-Off, as well as certain other human resources, employment and employee benefit matters.

The Employee Matters Agreement provides that, following the Spin-Off, Conduent generally remains responsible for any employment-related liabilities that relate to individuals who were employed by Conduent at the time the event giving rise to the liability arose (whether before or after the Spin-Off), and Xerox generally remains responsible for any employment-related liabilities that relate to individuals who were employed by Xerox at the time the event giving rise to the liability arose (whether before or after the Spin-Off).

The Employee Matters Agreement further provides that, following the Spin-Off, with certain exceptions relating to plans maintained outside the United States, Conduent’s employees participate under Conduent’s benefit plans, and Conduent remains responsible for all liabilities incurred under Conduent’s benefit plans prior to the Spin-Off. Xerox generally remains responsible for all liabilities incurred under its benefit plans prior to the Spin-Off, including any that relate to Conduent’s employees.

Intellectual Property Agreement

Xerox entered into an Intellectual Property Agreement (the “Intellectual Property Agreement”) with Conduent pursuant to which all of the intellectual property rights of the BPO Business and the liabilities relating to, arising out of or resulting therefrom not already owned by Conduent and owned by Xerox prior to the Spin-Off were transferred to Conduent.

Xerox also granted Conduent certain irrevocable, non-exclusive, worldwide, sublicensable (only in specified circumstances) and royalty-free licenses to certain of Xerox’s intellectual property used in the BPO Business for use in Conduent’s field. The license to Conduent is transferable generally with any sale or transfer of a Conduent business that utilizes Xerox’s intellectual property.

Conduent also granted back to Xerox certain irrevocable, non-exclusive, worldwide, sublicensable (only in specified circumstances) and royalty-free licenses to certain of Conduent’s intellectual property for use in Xerox’s field. The license to Xerox is transferable generally with any sale or transfer of a Xerox business that utilizes Conduent’s intellectual property.

Trademark License Agreement

Xerox entered into a Trademark License Agreement (the “Trademark License Agreement”) with Conduent pursuant to which Xerox granted Conduent a fully paid-up, royalty free, non-sublicenseable, non-exclusive license to use certain of Xerox’s trademarks, trade names and service marks in connection with the sale, provision, marketing, performance and promotion of the products, services and offerings of the BPO Business as it existed immediately prior to the Distribution. The term of the license is 12 months following the Spin-Off, which may be extended to 18 months if requested by Conduent and approved by Xerox (in its sole discretion). Conduent is not permitted to assign its rights to the licensed marks, except with the prior written consent of Xerox.

The descriptions of the Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement, Employee Matters Agreement, Intellectual Property Agreement and Trademark License Agreement are qualified in their entirety by reference to the full text of the Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement, Employee Matters Agreement , Intellectual Property Agreement and Trademark License Agreement, which are attached as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 31, 2016, Xerox completed the Spin-Off and distributed, on a pro rata basis, all of the shares of Conduent common stock to Xerox’s stockholders of record as of December 15, 2016. Immediately following the completion of the Spin-Off, Xerox’s stockholders owned 100% of the outstanding shares of common stock of Conduent. Following the Spin-Off, Conduent operates as an independent publicly-traded company.

Item 3.02.	Unregistered Sales of Equity Securities.

Exchange of Preferred Stock

Pursuant to the Exchange Agreement (the “Exchange Agreement”), dated October 27, 2016, by and among Xerox, Conduent and Darwin A. Deason, immediately following the completion of the Spin-Off, Mr. Deason transferred to Xerox 300,000 shares of Xerox Series A Convertible Perpetual Preferred Stock, par value $1.00 per share, which represented all of the issued and outstanding shares of Xerox Series A Convertible Perpetual Preferred Stock, in exchange for 180,000 newly issued shares of Xerox Series B Convertible Perpetual Preferred Stock, par value $1.00 per share, and for 120,000 newly issued shares of Conduent Series A Convertible Perpetual Preferred Stock, par value $0.01 per share.

The disclosures above are qualified in their entirety by, and are subject to, the full text of the Exchange Agreement, which was filed as Exhibit 10(u) to Xerox’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 28, 2016, and is incorporated herein by reference. The rights, preferences and privileges of the Xerox Series B Convertible Perpetual Preferred Stock are described in Xerox’s Restated Certificate of Incorporation (the “Restated Certificate”), as amended through December 21, 2016, including by the Certificate of Amendment establishing the terms of the Xerox Series B Convertible Perpetual Preferred Stock. A copy of Xerox’s Restated Certificate was filed as Exhibit 3.1 to Xerox’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 22, 2016, and is incorporated herein by reference.

The foregoing does not purport to be a complete description of the terms of the Xerox Series B Convertible Perpetual Preferred Stock, and is qualified in its entirety by reference to the Restated Certificate.

Item 8.01.	Other Events.

Xerox issued a press release on January 3, 2017, announcing the completion of the Spin-Off, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.1	Transition Services Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.2	Tax Matters Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated

10.3	Employee Matters Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.4	Intellectual Property Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.5	Trademark License Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

99.1	Press Release of Xerox Corporation, dated January 3, 2017

*	Xerox hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XEROX CORPORATION

	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
Date: January 3, 2017	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.1	Transition Services Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.2	Tax Matters Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated

10.3	Employee Matters Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.4	Intellectual Property Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.5	Trademark License Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

99.1	Press Release of Xerox Corporation, dated January 3, 2017

*	Xerox hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.